EXHIBIT 99.1

Jushi Holdings Inc. Announces Leadership Appointments and Management Changes

Appoints veteran CFO with extensive CPG and global manufacturing expertise

Implements organizational improvements to drive operational efficiencies and labor reductions

BOCA RATON, Fla., Jan. 09, 2023 (GLOBE NEWSWIRE) -- Jushi Holdings Inc. (“Jushi” or the “Company”) (CSE: JUSH) (OTCQX: JUSHF), a vertically integrated, multi-state cannabis operator, announced leadership appointments and management changes. These changes include the appointment of Michelle Mosier as the Company’s Chief Financial Officer (“CFO”) effective January 16, 2023, and the resignation of Leonardo “Leo” Garcia-Berg from his position as Chief Operations Officer (“COO”), effective January 20, 2023. In addition, the Company has appointed Nichole Upshaw as Chief People Officer and has designated Shaunna Patrick as Chief Commercial Director and Trent Woloveck as Chief Strategy Director.

“Michelle is a strong addition to our leadership team, and I am thrilled to welcome her to Jushi,” said Jim Cacioppo, Chief Executive Officer (“CEO”), Chairman and Founder of Jushi. “Over this past year, we have significantly bolstered the strength of our accounting team, and Michelle’s extensive CPG experience combined with her background in auditing and financial discipline will be an immediate benefit to us as we successfully navigate the evolving industry landscape. Michelle’s leadership combined with our other recent appointments has positioned our team to lead as we head into this new year with a core goal of delivering strong value for our customers and shareholders.”

“I am honored to join Jushi and look forward to collaborating with the team on the significant work they have already done to strengthen their financial and accounting systems,” said Michelle Mosier. “This is a critical moment to join the cannabis industry ahead of many anticipated catalysts and I am eager to contribute and play an important role with one of the industry’s most exciting and innovative operators.”

Michelle Mosier brings over 20 years of financial leadership experience across several consumer-facing industries, including consumer packaged goods, global manufacturing, as well as food and beverage packaging. Most recently, she served as the Chief Financial Officer for Hamilton Beach Brands Holding Company (NYSE: HBB), a leading designer, marketer, and distributor of a wide range of branded small electric household and specialty housewares appliances, as well as commercial products. Prior to her time at Hamilton Beach, she held a number of executive leadership and finance roles, notably as Controller for Reynolds Group Holdings Limited, and Chief Financial Officer of Reynolds Consumer Products. She began her career in the audit practice of Coopers & Lybrand, now PricewaterhouseCoopers (PwC), where she was admitted into the partnership in 1998.

Leo Garcia-Berg, who joined Jushi in June 2021, will work with the Company over the next several weeks to ensure an orderly transition of his responsibilities. At this time, the Company is not conducting a search for a new COO; rather, CEO Jim Cacioppo will oversee the Company’s grower-processor operations with the existing leadership including Ryan Cook, Executive Vice President of Operations, and David Powers, Vice President of Operations, a relatively new hire who previously worked at two large grow focused tier one and tier two multi-state cannabis operators.

“I’ve been working very closely with the grower-processor operations over the last six months,” said CEO Jim Cacioppo. “One of my biggest contributions to the Company will be the ramp-up of our grower processors from approximately 70,000 square feet of combined canopy producing approximately 46,000 pounds of annual biomass at the end of Q2 2022 expanding to approximately 83,000 square feet of canopy producing as much as 57,000 pounds of annual biomass by mid-2023 on the way to the run-rate production potential of approximately 90,000 square feet in overall canopy producing over 75,000 pounds in annual biomass expected at the end of 2023. Additionally, we will have additional biomass production capacity off the existing assets once we get our new facilities dialed in.”

Leo Garcia-Berg said, “It’s been a privilege to serve as Chief Operations Officer at Jushi. I am proud of what we have accomplished together, and I feel very fortunate to have worked alongside many talented and dedicated people. I wish Jushi continued success in the future.”

In addition, over the past 12 months, Jushi’s executive leadership has conducted an extensive review of management and administrative roles within the organization which is expected to result in an approximate 17% reduction in total corporate headcount, from 172 to 143. The Company has worked to right-size its retail-level labor model to match current market conditions, which resulted in an approximate 19% reduction of in-store salaried and hourly staff, from an average of 28.7 employees per store to an average of 23.3 employees per store, and will continue to monitor staffing levels across its retail network. For the grower processors, in the state of Nevada, management and labor were optimized following the NuLeaf acquisition of two sites, resulting in 7 reductions. In Ohio, management, administrative support, and facility labor were reduced by 27 in connection with the temporary closure of the Columbus facility. In December of 2022, Jushi’s management identified additional labor efficiencies to be implemented this year.

CEO Jim Cacioppo continued, “Given the recent events in Congress, specifically our elected officials’ failure to pass meaningful cannabis banking reform, our team will remain agile and evaluate each of our planned strategic growth investments and each and every expense. Our focus remains on achieving meaningful cost savings across our organization while rightsizing our business and resources in alignment with current market conditions as well as continuing to grow the top line.”

Jon Barack, who previously served as the Company’s interim Chief Financial Officer, will return to his role as President, focused on Strategy and Business Development. In the new year, Jushi is retaining Business Development capabilities with multi-role senior management including Jim Cacioppo, Chief Executive Officer, Chairman and Founder, Jon Barack, President and Founder, and Trent Woloveck, Chief Strategy Director. Due to the decline in M&A activity which the Company expects to remain muted, there are no singularly focused business development personnel compared to five such employees during 2022.

About Jushi Holdings Inc.

We are a vertically integrated cannabis company led by an industry-leading management team. In the United States, Jushi is focused on building a multi-state portfolio of branded cannabis assets through opportunistic acquisitions, distressed workouts, and competitive applications. Jushi strives to maximize shareholder value while delivering high-quality products across all levels of the cannabis ecosystem. For more information, visit jushico.com or our social media channels, Instagram, Facebook, Twitter, and LinkedIn.

Forward-Looking Information and Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation as well as statements that may constitute “forward looking statements” within the meaning of the Private Securities Litigation Act of 1995 Section 27 A of the Securities Act, and Section 21 E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, and any anticipated conclusions of the Company, or the Company’s management related thereto, are forward-looking statements. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects” or “does not expect,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or may contain statements that certain actions, events or results “may,” “could,” “would,” “might” or “will be taken,” “will continue,” “will occur” or “will be achieved”.

The forward-looking information and forward-looking statements contained herein may include but are not limited to, information concerning the expectations regarding Jushi, or the ability of Jushi to successfully achieve business objectives, and expectations for other economic, business, and/or competitive factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to the ability of Jushi to successfully and/or timely achieve business objectives, including with regulatory bodies, employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws; and compliance with extensive government regulation. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Jushi Holding Inc.’s prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2022 as periodically updated, its Form 10-Q including its Management Discussion & Analysis filed with the SEC and on SEDAR on November 14, 2022, and other documents filed or to be filed with the SEC (www.sec.gov) and/or on SEDAR (www.sedar.com).

There may be additional risks that Jushi Holdings Inc. does not presently know or that Jushi Holdings Inc. currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Although the Company believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, readers are cautioned not to put undue reliance on forward-looking statements, and Jushi Holdings Inc. assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Jushi Holdings Inc. does not give any assurance that it will achieve its expectations. All written forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice.

For further information, please contact:

Investor Relations Contact:
Lisa Forman
Director of Investor Relations
617-767-4419
investors@jushico.com

Media Contact:
Ellen Mellody
570-209-2947
jushi@mattio.com